EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350
In connection with the Quarterly Report on Form 10-Q of Vitesse Energy, Inc. (the “Company”) for the quarterly period ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert W. Gerrity, Chief Executive Officer of the Company, and James P. Henderson, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:    August 4, 2025                /s/ Robert W. Gerrity____________
Robert W. Gerrity
Chairman and Chief Executive Officer
Date:    August 4, 2025                /s/ James P. Henderson____________
James P. Henderson
Chief Financial Officer